Third Quarter 2012
Earnings Call

Forward Looking Statements
Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride’s expectations, hopes, beliefs and intentions with respect to future results.  Such statements are subject to the impact on Accuride’s business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in
Accuride’s Securities and Exchange Commission filings, including those described in Item 1A of Accuride’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011. Any forward-looking statement reflects only Accuride’s belief at the time the statement is made.
Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements.  Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

Agenda
➢ Opening Comments Rick Dauch
 • CEO Update President & CEO
 • Industry Highlights
 • Accuride Actions
➢ Financial Information Greg Risch
 • Third Quarter Results Vice President & CFO
 • 2012 Outlook
➢ Long-Term Outlook Rick Dauch
➢ Q&A Rick Dauch
 Greg Risch
➢ Closing Comments Rick Dauch

CEO Update

3rd Quarter Highlights
 • Aluminum wheel capacity installation and launches 95% complete; PPAP with Daimler, Volvo, Navistar complete
 • Camden - machining and polishing fully launched
 • Mexico - 3 of 5 lines installed and running; last two lines on site, being installed and qualified
 • Gunite >75% of new equipment installed and operating
 • Merrill lines 2&3, Slack Assembly in production
 • Merrill #4 drum line being installed at Rockford; Hub lines on track for 4Q delivery
 • Elkhart and BIW3 on schedule to be closed by 11/30/12
 • Imperial TN & TX consolidation complete by 3/31/13
• London return to positive operating income via new agreements
• Wheels LTA discussions underway with key customers (OEMs & Fleets) - significant progress
• Excellent progress on implementation of common LEAN MFG and Quality systems corporate wide
• 14% reduction in SG&A headcount
• Significant drop off in backlog and revenue at Brillion starting mid-August
• Imperial profitability:
 • Commercial negotiations required with customers to address “money losers” at TN & TX
 • Exit TN1 plant lease
 • Press repairs in TX
• Future Gunite top-line revenue projections:
 • Impact of Navistar & Paccar standard position decisions
 • Continued off-shore pressure in the aftermarket

Industry Conditions

Net Orders vs. Builds
OEMs have continued to build in spite of weak orders - UNSUSTAINABLE!
Current build levels
are unsustainable
Builds have
exceeded orders by
53K since Feb 2012
Source: ACT Research

OEM build schedules have deteriorated - risk of further deterioration remains high
Risk to current
build plans
22%
Reduction
Forecasted OEM Build Schedules

Customer build schedules have deteriorated rapidly with very little warning
Customer Production Cuts
June 18
OEM 1
June 19
OEM 2
July 13
OEM 3
July 13
OEM 5
Aug 1
OEM 2
Aug 1
OEM 4
Aug 15
OEM 5
Aug 16
OEM 1
Aug 30
OEM 3
Sept 7
OEM 1
Sept 10
OEM 5
Sept 20
OEM 3
June 19
OEM 4
Key: Þ Reduced build rates
 Ú Took out build days
Þ
Þ
Þ
Þ
Þ
Þ
Þ
Þ
Þ
Þ
Þ
Þ
Þ
Ú
Ú
Ú
Ú
Ú
Ú
Ú
Ú
Ú
Sept 13
Oct 15
OEM 4
Þ
Ú
Oct 1
Sept 26
OEM 5
Sept 30
OEM 4
Þ
Ú
Þ
Ú

Brillion has seen a dramatic reduction in orders from the industrial markets it serves
Brillion Revenue Trends
$18.5 Million Average
Monthly Revenue
$16.6 Million Average
Monthly Revenue
$10.3 Million Average
Monthly Revenue

Accuride Actions

Cost Reductions
• Corporate Staffing Reductions
 • 31 corporate staff  $5.3 million annually ($1.9 million severance)
 • 3 senior executives  $1.4 million annually ($0.7 million severance)
• Other Corporate Expense Reductions
 • Compensation related expenses $2.9 million
 • Discretionary expenses $2.0 million
• Facility staff reductions
 • Wheels 121
 • Gunite 83
 • Brillion 185
 • Imperial 122
• Pull ahead of Elkhart & Brillion Machining plant closures
• Extended plant downtime during November and December
We are taking the necessary steps to adjust our cost structure to the current industry conditions without jeopardizing our long-term “Fix & Grow” initiatives

Gunite Consolidation
207 hourly, 32 salary employees
Asset average age > 40 years
Drum, Hub, Rotor and Spoke Wheel Machining
Hub/Drum and Hub/Rotor Assembly
52 hourly, 15 salary employees
Asset average age - 20 years
Hub Machining, Hub Assembly
Brillion
Drum Casting & Machining, Slack Assembly, Hub Machining & Assembly, Hub/Drum & Hub/Rotor Assembly
Annual Capacity (5/22.5):
•Drum and Rotor Castings - 2,400,000
•Drum Machining - 2,920,000
•Hub Machining - 230,000
•Slack Assembly - 800,000
 Headcount: 373 Hourly, 55 Salary
•Headcount reductions
•Other cost reductions
•Quality & service performance
step -improvements
Asset average age:
•Drum Machining -1.5 years
•Hub Machining - 10 years
11/30/12
Elkhart
Analyzing and updating business model based on $180 to $220 million annual revenue
1Q 2013

Our capital intensive restructuring of operations will be complete by 2012
CAPEX requirements will be between 3.5 - 4.0% of revenue beginning in 2013
Critical “Fix & Grow” Activity Status
Q1 ‘12
Q3
Q3
Q4
Q1 ‘13
Imperial
Consolidation
Brillion
Improvements
Aluminum
Expansion
Gunite
Machining
Ahead of schedule
& on budget
Consolidate
Gunite Plants
ERP
Migration
Q4 ‘13 ---->
On revised
schedule & on
budget

accuridecorp.com
Facility Report Card (Delivery, Quality, Profitability)
Location	Business function	Owned/ Leased	2011	2012
London, Ontario	Light Truck Steel Wheels	Owned
Henderson, KY	Heavy- and Medium-duty Steel Wheels and R&D	Owned
Monterrey, Mexico	Heavy- and Medium-duty Steel and Aluminum Wheels	Owned
Camden, SC	Forging and Machining-Aluminum Wheels	Owned
Erie, PA	Forging and Machining-Aluminum Wheels	Leased
Springfield, OH	Assembly Line and Sequencing	Owned
Whitestown, IN	Distribution Warehouse	Leased
Rockford, IL	Wheel-end Foundry and Machining	Owned
Brillion, WI	Hub and Rotor Machining	Owned		Closing (11/30/12)
Elkhart, IN	Machining and Assembling-Hub, Drums and Rotors	Owned		Closing (11/30/12)
Brillion, WI	Molding and Finishing	Owned
Portland, TN	Metal Fabricating, Stamping and Assembly	Leased		Closing (12/31/12)
Portland, TN	Plating and Polishing	Owned
Decatur, TX	Metal Fabricating, Stamping, Assembly, Machining and Polishing	Owned
Denton, TX	Assembly Line and Sequencing	Leased
Dublin, VA	Tube Bending, Assembly and Line Sequencing	Owned
Chehalis, WA	Metal Fabricating, Stamping, Assembly	Owned

3rd Quarter Results

Summary Income Statement

18
Q3 Consolidated Bridge

Summary Income Statement

Consolidated Results
Q3 Consolidated Revenue (1)
Q3 Consolidated EBITDA (1)
Consolidated Revenue Breakout
(2011 Full Year)
Business Segment
Customer
Market Segment
(1) From continuing operations

Wheels & Gunite Segments
Q3 Wheels Revenue
Q3 Wheels EBITDA (1)
Q3 Gunite Revenue
Q3 Gunite EBITDA (1)
(1) EBITDA before corporate allocations

Brillion & Imperial Segments
(1) EBITDA before corporate allocations
Q3 Brillion Revenue
Q3 Brillion EBITDA (1)
Q3 Imperial Revenue
Q3 Imperial EBITDA (1)

Trade Working Capital
Q3 2012 Working Capital Breakout
Q3 2011 Working Capital Breakout

Free Cash Flow

Net Debt & Liquidity
Liquidity Improvement Opportunities:
•Exploring lease option for recent capital investments
•Minimizing and deferring CAPEX until industry strengthens
•Continued focus on working capital reduction ($10 million target)
•Potential sale of non-core assets/idle equipment

2012 Outlook

2012 Revenue Reductions ($ Millions)

28
Class 8 250K to 260K
Class 5-7 165K to 175K
Trailer 230K to 235K
Net Sales  $900 to $925
Adjusted EBITDA $60 to $65
EPS - Diluted $(1.00) to $(0.89)
CAPEX  $65
Depreciation & Amortization  $56
Cash Interest Expense  $32
Excess Pension Contributions  $9
Other Sources  $6
Free Cash Flow $(40) to $(35)
Note: Guidance does not include the potential impairment of goodwill or other intangible assets
Full Year Guidance

Long-Term Outlook

Industry Fundamentals
September’s figure of
51.5 alleviates concerns
about a rapid economic
contraction
Expect moderate
economic growth in the
near-term
The age of the U.S. fleet
is 6.7 years
The median age of the
U.S. fleet over the past
25 years is 5.8 years
Maintenance costs
typically rise sharply at
the 5 years/500K miles
Freight volumes ticked
up at the end of 2011
through mid-2012
Recent freight volumes
have been somewhat
flat, but are expected to
accelerate in 2013
ISM Manufacturing Index
Fleet Age (Class 8)
Freight Loadings
Underpinnings for commercial vehicle recovery remain intact
Source: ACT Research & FTR Associates

Industry Build Forecasts
Class 8 Builds
Medium Duty Builds
Trailer Builds
Source: ACT Research & FTR Associates
Uncertainty about the
economy and the
freight environment are
making fleets cautious
Order rate recovery in
4Q12 is critical
Medium-duty demand
continues to recover
slowly, although orders
have softened recently
Residential investment
is strengthening, but
government spending
remains weak

Recent order rates for
trailers have weakened

Economic uncertainty &
overbuying coming out
of the recession will
temper near-term
trailer orders

Strategic Objectives

Strategic Progress
Brillion Farm
Camden
$22 M
Bostrom
Fabco
NOV
2010
JAN
2011
JUN
2011
SEP
2011
Aluminum Expansion
$33 Million CAPEX
Q4
2012
Gunite Upgrades
$55 Million CAPEX
13-15
Steel Wheel Upgrades
$40 Million CAPEX
Other Non-Core
Assets?
“Fix & Divest”
Non-Core Assets
“Fix & Grow”
Core Assets

Summary
• Industry conditions and key customer developments are creating a challenging near-term environment through 1H13.
• We are responding to the rapidly declining volumes by aggressively adjusting our cost structure without jeopardizing our long-term “Fix & Grow” plans.
• We have adequate liquidity to continue to execute our plans to streamline and fix the operations within our core businesses.
• Aluminum Wheel and Gunite launches will be completed by year-end.
• We are aggressively addressing operational and commercial issues at Imperial.
• Analyzing and updating Gunite business model based on $180 to $220 million annual revenue
• We are focused on the long-term success of Accuride and are confident that
 Accuride will be a much stronger and more dependable company for our customers and shareholders.

35
Questions

36
Appendix

37
Segment Revenue

38
Segment Operating Income

39
Segment Adjusted EBITDA

40
Sales & Adjusted EBITDA

41
Net Income to EBITDA Reconciliation

42
Trade Working Capital

43
Customer Receivables - Net

44
Inventories - Net

45
Accounts Payable